Exhibit 99.3

PRESS RELEASE

Welcome Veoneer

(Stockholm, Sweden, January 29, 2018) – Autoliv, Inc. (NYSE: ALV and SSE: ALIVsdb), the worldwide leader in automotive safety systems, today announced that the new electronics spin-off company will be named Veoneer.

In December 2017, Autoliv’s Board of Directors decided to continue with the spin-off of its Electronics business segment – now to be named Veoneer – creating a new, independent publicly traded company during the third quarter of 2018.

Veoneer’s ambition is to be a leading system supplier for ADAS and autonomous driving as well as a market leader in automotive safety electronics products.

When publicly listed, Veoneer’s offering will include safety electronics, sensors and software for active safety, advanced driver assistance systems (ADAS) and autonomous driving (AD) as well as advanced brake control solutions.

“Naming the new company Veoneer clearly reflects that this is an independent company focusing on future technologies. We look forward to creating a customer-focused company and creating shareholder value. The Veoneer brand will be a visionary pioneer in automotive electronics, ADAS, automotion and new mobility, said Jan Carlson, President, Chairman and CEO of Autoliv.

“Today, we have one of the broadest product portfolios in the market, and the ambition for Veoneer is to stay at the forefront of innovation in the current revolution of the automotive industry. Veoneer is prepared to take on the challenges of automation and human machine interaction as vehicles get increasingly intelligent. This development will greatly improve traffic safety and bring new levels of comfort and convenience to people in need of transportation,” continued Jan Carlson.

After the spin-off, Autoliv’s current Passive Safety segment will continue to operate under the Autoliv name, with continued listings on the New York Stock Exchange and Nasdaq Stockholm.

The spin-off is expected to be completed during the third quarter of 2018 subject to market, regulatory and certain other conditions, including approval by Autoliv’s Board of Directors. There can be no assurance regarding the ultimate timing of the spin-off or that the spin-off will ultimately occur.

Inquiries:

Thomas Jönsson, Group Vice President Communications. Tel +46 (0)8 58 72 06 27

About Autoliv

Autoliv, Inc. is the worldwide leader in automotive safety systems, and through its subsidiaries develops and manufactures automotive safety systems for all major automotive manufacturers in the world. Together with its joint ventures, Autoliv has more than 80 facilities with 70,000 employees in 27 countries. In addition, the Company has 22 technical centers in ten countries around the world, with 19 test tracks, more than any other automotive safety supplier. Sales in 2016 amounted to about US $10.1 billion. The Company's shares are listed on the New York Stock Exchange (NYSE: ALV) and its Swedish Depository Receipts on Nasdaq Stockholm (ALIV sdb). For more information about Autoliv, please visit our company website at www.autoliv.com.

Safe Harbor Statement

This release contains statements that are not historical facts but rather forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those that address activities, events or developments that Autoliv, Inc. or its management believes or anticipates may occur in the future. All forward-looking statements, including without limitation, statements related to the completion and timing of the proposed spin-off, the future performance of the Passive Safety and Electronics businesses on a stand-alone basis if the spin-off is completed; the outlook for Passive Safety and Electronics as separate businesses if the spin-off is completed; the expected strategic, operational and competitive benefits of

Autoliv Inc. Box 70381, 107 24 Stockholm, Sweden Visiting address: World Trade Center, Klarabergsviadukten 70, B7, 111 64 Stockholm Phone: +46 (0)8 587 20627 E-mail: thomas.jonsson@autoliv.com	Autoliv North America 26545 American Drive Southfield, MI 48034, USA Phone: +1 (248) 794 4537 E-mail: ray.pekar@autoliv.com the proposed spin-off and the effect of the separation on Autoliv and its stakeholders; management’s examination of historical operating trends and data, as well as estimates of future sales, operating margin, cash flow, effective tax rate or other future operating performance or financial results, are based upon our current expectations, various assumptions and/or data available from third parties. Our expectations and assumptions are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that such forward-looking statements will materialize or prove to be correct as forward-looking statements are inherently subject to known and unknown risks, uncertainties and other factors which may cause actual future results, performance or achievements to differ materially from the future results, performance or achievements expressed in or implied by such forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “estimates”, “expects”, “anticipates”, “projects”, “plans”, “intends”, “believes”, “may”, “likely”, “might”, “would”, “should”, “could”, or the negative of these terms and other comparable terminology, although not all forward-looking statements contain such words. Because these forward-looking statements involve risks and uncertainties, the outcome could differ materially from those set out in the forward-looking statements for a variety of reasons, including without limitation, changes in light vehicle production; fluctuation in vehicle production schedules for which the Company is a supplier, changes in general industry and market conditions or regional growth or decline; changes in and the successful execution of our capacity alignment, restructuring and cost reduction initiatives and the market reaction thereto; loss of business from increased competition; higher raw material, fuel and energy costs; changes in consumer and customer preferences for end products; customer losses; changes in regulatory conditions; customer bankruptcies, consolidations, or restructurings; divestiture of customer brands; unfavorable fluctuations in currencies or interest rates among the various jurisdictions in which we operate; component shortages; market acceptance of our new products; costs or difficulties related to the integration of any new or acquired businesses and technologies; continued uncertainty in pricing negotiations with customers; successful integration of acquisitions and operations of joint ventures; successful implementation of strategic partnerships and collaborations; our ability to be awarded new business; product liability, warranty and recall claims and investigations and other litigation and customer reactions thereto; (including the resolution of the Toyota recall); higher expenses for our pension and other postretirement benefits, including higher funding requirements for our pension plans; work stoppages or other labor issues; possible adverse results of pending or future litigation or infringement claims; our ability to protect our intellectual property rights; negative impacts of antitrust investigations or other governmental investigations and associated litigation relating to the conduct of our business; tax assessments by governmental authorities and changes in our effective tax rate; dependence on key personnel; legislative or regulatory changes impacting or limiting our business; political conditions; dependence on and relationships with customers and suppliers; the uncertainty as to which strategic alternatives may be available with respect to the Electronics business, whether any transaction will be commenced or completed as a result of such review, and the timing and value of any such transaction; risks related to the potential separation of the Electronics business; and other risks and uncertainties identified under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Reports and Quarterly Reports on Forms 10-K and 10-Q and any amendments thereto. For any forward-looking statements contained in this or any other document, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we assume no obligation to update publicly or revise any forward-looking statements in light of new information or future events, except as required by law.

Autoliv Inc.

Box 70381, 107 24 Stockholm

111 64 Stockholm, Sweden

Visiting address: World Trade Center, Klarabergsviadukten 70, B7, 111 64 Stockholm

Phone: +46 (0)8 58720627

E-mail: thomas.jonsson@autoliv.com

Autoliv North America 26545 American Drive Southfield, MI 48034, USA Phone: +1 (248) 794 4537 E-mail: ray.pekar@autoliv.com